EXHIBIT 10.42

ADVANCED FIBRE COMMUNICATIONS

NOTICE OF GRANT OF STOCK OPTION

     Notice is hereby given of the following stock option grant (the “Option”) to purchase shares of the Common Stock of ADVANCED FIBRE COMMUNICATIONS (the “Corporation”):

     OPTIONEE:

     GRANT DATE:

     GRANT NUMBER:                      OPTION PRICE: $                                          per share

     VESTING COMMENCEMENT DATE:

     NUMBER OF OPTION SHARES:                                                                         shares

     EXPIRATION DATE:

     TYPE OF OPTION:                        Incentive Stock Option

                     Non-Statutory Stock Option

     DATE EXERCISABLE: Immediately Exercisable

VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation at the Option Price paid per share. As Optionee remains in Service (as defined in the attached Stock Purchase Agreement), the Optionee shall acquire a vested interest in, and the Corporation’s Repurchase Right will accordingly lapse with respect to, (i) 25% of the Option Shares one (1) year after the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments over each of the next thirty-six (36) months of Service thereafter. In no event will any additional Option Shares vest after the Optionee’s cessation of Service.

     Optionee understands that the Option is granted pursuant to the Corporation’s 1993 Stock Option/Stock Issuance Plan, as amended (the “Plan”). By signing below, optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

     Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

     REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE OPTION SHARES OR UPON TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

     NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason whatsoever, with or without cause.

                                        , 199
  Date

ADVANCED FIBRE COMMUNICATIONS

By: ________________________________________

Title: _____________________________________

____________________________________________
Optionee

Address: ____________________________________________

____________________________________________

Exhibit A: Stock Option Agreement
Exhibit B: Stock Purchase Agreement
Exhibit C: 1993 Stock Option/Stock Issuance Plan

EXHIBIT A

STOCK OPTION AGREEMENT

EXHIBIT B

STOCK PURCHASE AGREEMENT

EXHIBIT C

1993 STOCK OPTION/STOCK ISSUANCE PLAN